UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2007

 NEXITY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51273	63-0523669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Blue Lake Drive, Suite 330
Birmingham, Alabama		35243
(Address of principal executive offices)		(Zip Code)

 Registrant's telephone number, including area code: (205) 298-6391

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01  Other Events

On July 23, 2007, Nexity Financial Corporation issued a press release with respect to a new stock repurchase program initiated by the Company.  The program authorizes the Company to repurchase 800,000 shares in accordance with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, or approximately 9.9% of the total common shares currently outstanding.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 23, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  July 23, 2007

NEXITY FINANCIAL CORPORATION

/s/ John J. Moran
By: John J. Moran
Its: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 23, 2007

4